Exhibit 99.1

Immune Therapeutics, Inc. Announces Appointment of New President and Chief Operating Officer

Orlando, Florida and Dublin, Ireland, January 14, 2015 – Immune Therapeutics, Inc. (IMUN), a specialty pharmaceutical company involved in the manufacture, commercialization, distribution and marketing of novel, patented therapies to combat chronic, life-threatening diseases through the activation and modulation of the body’s immune system, today announced the appointment of Seth Elliot as President and Chief Operating Officer.

As part of the changes in management, Dr. Eugene Youkilis and Christopher Pearce have stepped down as officers of Immune Therapeutics but will continue to serve as members of the board of directors. Christopher Pearce will also continue to serve as a director of Airmed Biopharma Limited and Sr. Vice President of TNI BioTech International, Ltd.

Ms. Noreen Griffin, Chief Executive Officer of Immune Therapeutics, stated, "We are very excited to bring on Mr. Elliott to the Company’s management team. He brings tremendous operational, M & A, sales and marketing, and financial leadership to the table. The company believes that we can leverage his years of experience and expertise to move into sales, marketing and commercialization of our specialty pharmaceutical products. Mr. Elliott brings a proven track record, knowledge and relationships in the field of marketing, strategy and operational execution and will prove to be a strong asset to the company.”

Seth Elliott assumed the role as President and Chief Operating Officer on January 13, 2015. Mr. Elliot has spent more than 15 years as a founder or senior executive of emerging growth and middle market enterprises. He has helped to accelerate corporate growth in diverse markets, on behalf of a variety of companies through economic conditions ranging from boom to bust, developing a rare combination of experience, vision, leadership and business intuition.

Highlights of his professional background include:

As Chief Strategy Officer of Engagement Media Technologies, Mr. Elliott was recruited by investors to pivot the business model, optimize the product and reposition the company’s efforts to focus on marketing activation, research and intelligence. He proved a key leader in the company’s turnaround and was instrumental in securing critical business development partnerships and managing several key acquisitions.

As Vice President, Business Development for FastCall, he collaborated on business model ideation and evaluate strategy in regards to product-market fit for this venture backed marketing automation enterprise. Mr. Elliott managed each step in the business development deal process from strategy/planning, pipeline development, prospecting, outreach, terms negotiation, contract drafting and negotiation and implementation.

As the founder of Pegasus Advisory group, a consulting organization, he provided business development and advisory services to emerging growth companies. On behalf of RedBlizzard, a proprietary Silverlight animation suite, he created a product launch plan, including coordinating outreach to key Microsoft MVP's for testing and review. He classified business development segments, identified target opportunities, approached appropriate individuals and formulated relevant business development offerings in conjunction with the CEO of CityPockets, a NYC venture backed startup in the Daily Deal space.

While advisor and Director of Copyright Control Services, Mr. Elliott arranged a $25 million sale of the company to a NASDAQ listed firm. He founded Sneakers.com, an internet sports retailer, and secured a team that included the Founding CEO of The Sports Authority, the former CEO of K-Mart stores and the Vice Chairman of The North Face.

Mr. Elliott has previously served as an advisor to a number of growth enterprises in industries such as healthcare, medical devices, digital technology, media, ecommerce and entertainment and actively participated in mergers & acquisitions transactions and capital raises of more than $175 million in total value for these firms.

Mr. Elliott has spoken at conferences and workshops throughout the globe and has been quoted as an industry expert in publications such as Investors Business Daily, Smart Money, Luxury Daily, Mobile Marketer, Fox News and others.

“In a world that increasingly recognizes the importance of immunotherapies in treating a host of life-threatening conditions, Immune Therapeutics’ assets and strategies have never been more compelling,” said Seth Elliott, President and Chief Operating Officer.  “I am incredibly energized to help lead the company to its next phase of execution tied with operational excellence, and I am particularly gratified at the opportunity to be part of a leadership team that has the potential to positively affect the lives of millions of people throughout the world.”

About Immune Therapeutics, Inc.

We are a biotechnology company working to combat chronic, life-threatening diseases through the activation and modulation of the body's immune system using our patented immunotherapy. Our products and immunotherapy technologies are designed to harness the power of the immune system to improve the treatment of cancer, infections such as HIV/AIDS, chronic inflammatory diseases, and autoimmune diseases.

Our proprietary technology, therapies and patents include the treatment of a wide range of cancers. Our most advanced clinical programs involve immunotherapy with met-enkephalin (MENK) (sometimes referred to as opioid growth factor) and our Low Dose Naltrexone product (LDN) or Lodonal™, which have been shown to stimulate the immune system even in patients with advanced cancer.

Even though management considers any condition that results in altered-immune response a target for investigation, we will most likely pursue additional investigations for MENK and LDN as valuable candidates in the treatment of autoimmune states such as rheumatoid arthritis and multiple sclerosis; as an adjunct in cancer patients undergoing chemotherapy, radiation treatments or surgery; and as a complement to antibiotics in the treatment of a variety of infectious diseases, including patients with HIV/AIDS, in combination with retroviral drug therapy.

About Airmed Biopharma Limited

Airmed Biopharma Limited, our Irish subsidiary, is our pharmaceutical sales division and is responsible for servicing sales orders for Lodonal™ in countries where we have received sales approval in Latin America and Africa.

About TNI BioTech International, Ltd.

TNI BioTech International, Ltd., a BVI company and our subsidiary, is responsible for managing our international distribution.

About Cytocom, Inc.

Cytocom, Inc. is a biotechnology company that will initially focus on developing LDN (Lodonal™) and MENK in the investigation of unmet medical needs in the areas of oncological and inflammatory diseases.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release and the statements of our management, representatives and partners and our subsidiaries related thereto include various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent our expectations or beliefs concerning future events. Statements containing expressions such as "plan," "project," "potential," "seek," "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" used in this press releases and in our filings with the Securities and Exchange Commission as well as Disclosure Statements and Reports filed with the Over The Counter Markets through the OTC Disclosure and News Service are intended to identify forward-looking statements. All forward-looking statements involve assumptions and significant risks and uncertainties. Readers are cautioned that certain important factors may affect our actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release, and thus readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Actual results may differ significantly from those set forth in the forward-looking statements. We undertake no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

For further information, please see http://www.tnibiotech.com

Contact: Dennis S. Dobson, 203-258-0159

SOURCE Immune Therapeutics, Inc.